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                         THE OFFITBANK INVESTMENT FUND, INC.

                          SUPPLEMENT DATED FEBRUARY 9, 1998
    TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MAY 1, 1997
        AS SUPPLEMENTED AUGUST 29, 1997, OCTOBER 20, 1997 AND JANUARY 29, 1998

     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus and Statement of Additional Information.

PLEASE NOTE, THE FOLLOWING REVISION REGARDING THE PLAN OF DISTRIBUTION FOR THE OFFITBANK INVESTMENT FUND, INC.:


Effective December 4, 1997, the Board of Directors of The OFFITBANK Investment Fund, Inc. (the "Company") approved an amendment to the Plan of Distribution to eliminate the Plan of Distribution (the "Plan") and Rule 12b-1 fees payable under the Plan for the Company's Select Share class. The fee table applicable to the Company's Select Share class is amended to reflect that such class is not subject to a 12b-1 fee.